UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2014

OMNIAMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34605	27-0983595
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Mergers. On April 28, 2014, OmniAmerican Bancorp, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southside Bancshares, Inc., a Texas corporation (“Southside”), and Omega Merger Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of Southside (“Merger Subsidiary”). The Merger Agreement provides that, subject to the terms and conditions thereof, Merger Subsidiary will merge with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”), and then immediately after the First Merger and as a part of an integrated plan, the Surviving Corporation will merge with and into Southside (the “Second Merger,” and together with the First Merger, the “Mergers”), with Southside as the surviving corporation. The Board of Directors of the Company (the “Board”) unanimously approved the Merger Agreement on April 28, 2014.

Pursuant to the Merger Agreement, at the effective time of the First Merger, each outstanding share of common stock of the Company, par value $0.01 per share (the “Common Stock) will cease to be outstanding and will be converted into the right to receive (x) 0.4459 of a share of common stock of Southside, subject to adjustment pursuant to the terms of the Merger Agreement, and payment in cash in lieu of the issuance of any fractional shares of common stock of Southside (the “Stock Consideration”) and (y) $13.125 in cash (the “Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”), without interest, on the terms and subject to the conditions set forth in the Merger Agreement. Shares of Common Stock owned directly by the Company or Southside will be cancelled and shall not be entitled to receive the Merger Consideration, subject to certain exceptions set forth in the Merger Agreement.

Immediately following the Second Merger, OmniAmerican Bank, a federal savings association and, prior to the First Merger, a wholly owned subsidiary of the Company, will merge with and into Southside Bank, a Texas banking corporation and wholly owned subsidiary of Southside, with Southside Bank surviving the Merger. As a result, upon completion of the transactions contemplated by the Merger Agreement, Southside, the surviving entity following both the First and Second Mergers, will own Southside Bank, the surviving entity in the merger of OmniAmerican Bank into Southside Bank.

Treatment of Options and Restricted Stock. Immediately prior to the effective time of the First Merger, (i) each unvested option to acquire shares of Common Stock (each, an “Option”) will become fully vested, conditioned on the consummation of the First Merger, and (ii) all outstanding Options will be canceled at the effective time of the First Merger in exchange for the right to receive a cash payment per share of Common Stock equal to the excess (if any) of (a) the sum of (x) the Cash Consideration payable with respect to one share of Common Stock and (y) the value of the Stock Consideration payable with respect to one share of Common Stock (with such value determined based on the closing price of Southside’s common stock on the last trading day immediately preceding the effective time of the First Merger) over (b) the exercise price of such Option being canceled. Immediately prior to the effective time of the First Merger, each restricted share of Common Stock will become fully vested and entitled to receive the Merger Consideration for each such share of Common Stock.

Board of Directors. Upon completion of the Mergers, Southside will increase the size of its board of directors and appoint two then current directors of the Company to serve as directors of Southside; provided that one of the two designees must (i) meet the definition of “independent director” under the listing rules of NASDAQ and (ii) meet the independence standards established by the Southside. Such appointment will be effective until the next annual meeting of the stockholders of Southside, or such director’s earlier resignation or removal.

Representations, Warranties and Covenants; No Solicitation. Each of the Company and Southside has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) not to solicit, initiate or facilitate any alternative business combination transaction or, subject to certain exceptions, participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative business combination transaction or (ii) subject to certain exceptions, not to withdraw or modify in a manner adverse to Southside or Merger Subsidiary, the recommendation of the Board that the Company’s stockholders adopt and approve the Mergers. In the event that the Company receives a proposal with respect to an alternative business combination transaction that the Board determines is superior to the Mergers, Southside will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Mergers is subject to various customary conditions, including (i) certain approvals of the stockholders of the Company; (ii) certain approvals of the stockholders of Southside; (iii) the listing on NASDAQ of the Southside shares to be issued in the First Merger; (iv) the U.S. Securities and Exchange Commission (“SEC”) having declared effective Southside’s registration statement covering the issuance of shares of Southside common stock in the Merger as Stock Consideration; (v) the receipt of certain regulatory approvals; (vi) receipt by each party of a tax opinion to the effect that the Mergers will qualify as a reorganization within the meaning of 368(a) of the Internal Revenue Code of 1986, as amended; (vii) the accuracy of certain representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers) and (viii) the absence of a material adverse effect with respect to either the Company or Southside.

Termination; Termination Fee. The Merger Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Merger Agreement if the Merger is not consummated on or prior to January 28, 2015, and the right of the Company to terminate the Merger Agreement, subject to certain conditions, to accept a business combination transaction deemed to be superior to the Mergers by the Board. In certain circumstances specified in the Merger Agreement, the Company is required to pay a termination fee of $10.0 million to Southside in the event of a termination of the Merger Agreement under certain circumstances. Additionally, under certain circumstances, the Company and Southside may each seek specific performance of the other party’s obligations under the Merger Agreement.

The representations, warranties and covenants of the Company set forth in the Merger Agreement (i) were made solely for purposes of the Merger Agreement, (ii) may be subject to important exceptions, qualifications, limitations and supplemental information agreed upon by the contracting parties, (iii) will not survive the closing of the Mergers, (iv) are subject to materiality standards which may differ from what may be viewed as material to investors and (v) were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement.

Voting and Support Agreement

On April 28, 2014, concurrently with the execution of the Merger Agreement, Southside entered into voting and support agreement (the “Support Agreement”) with each non-employee director of the Company, solely in their capacity as stockholders of the Company, pursuant to which each director agreed to, among other things, vote their shares in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and the approval of any proposal to adjourn or postpone a meeting, if there are not sufficient votes for the adoption and approval of the Merger Agreement at the special meeting, and against certain other actions, proposals, transactions or agreements that would be detrimental to the consummation of the Mergers. Pursuant to the Support Agreement, the Company’s directors also agreed not to sell or otherwise dispose of any Common Stock until after the meeting of the Company’s stockholders to vote on the Mergers. As of April 28, 2014, the Company’s non-employee directors collectively beneficially owned approximately 2.77% of the outstanding shares of Common Stock. The Support Agreement also provides that each non-employee director shall not for a period of two years compete with Southside, solicit or induce certain employees to terminate their employment with Southside or solicit, divert or take away certain customers of Southside for the purpose of selling any product provided by Southside.

The Support Agreement will terminate automatically upon the earlier of (i) the termination of the Merger Agreement and (ii) the effective date of the First Merger.

Employment Agreements

Simultaneous with the execution of the Merger Agreement, Southside and its wholly-owned subsidiary, Southside Bank, a Texas banking corporation, entered into employment agreements with each of Tim Carter, the Company’s current President and Chief Executive Officer, Anne Holland, the Company’s current Senior Executive Vice President and Chief Lending Officer, Deborah Wilkinson, the Company’s current Senior Executive Vice President and Chief Financial Officer, T.L. Arnold, the Company’s current Executive Vice President and Chief Credit Officer and certain other officers and employees of the Company. Pursuant to the Employment Agreements, Mr. Carter, Ms. Wilkinson, Ms. Holland and Mr. Arnold will serve as President of the North Texas Region, Executive Vice President, Finance, Executive Vice President, Senior Lending Officer North Texas, and Executive Vice President, Senior Credit Officer North Texas, respectively, of Southside Bank, effective upon completion of the Bank Merger. Each Employment Agreement is also conditioned upon and shall become effective only upon the consummation of the Mergers.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1*	Press release dated April 29, 2014
99.2*	Investor Presentation Materials

*Filed herewith.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of Southside Bancshares, Inc. (“Southside”) or OmniAmerican Bancorp, Inc. (“OmniAmerican”) may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "target," "objective," "plans," "potential," and similar expressions. Forward-looking statements are statements with respect to Southside’s or OmniAmerican’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside’s or OmniAmerican’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and OmniAmerican, including future financial and operating results, Southside’s and OmniAmerican’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Southside and OmniAmerican shareholder approval; (ii) the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) liquidity risk affecting Southside’s and OmniAmerican’s abilities to meet its obligations when they come due.

Additional information concerning Southside and OmniAmerican and their respective businesses, including additional factors that could materially affect their respective financial results, is included in each of Southside’s and OmniAmerican’s Annual Report on Form 10-K for the year ended December 31, 2013 under "Business" and Item 1A. "Risk Factors," and in Southside’s and OmniAmerican’s other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, each of Southside and OmniAmerican disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About the Proposed Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and OmniAmerican, Southside will file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement of Southside and OmniAmerican and will constitute a prospectus. After the registration statement is declared effective by the SEC, Southside and OmniAmerican will deliver a definitive joint proxy statement/prospectus to their respective shareholders. SOUTHSIDE AND OMNIAMERICAN URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain (when available) copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) OmniAmerican’s website (www.omniamerican.com) under the tab “Investor Relations,” and then under the tab “SEC Filings”; or (iv) OmniAmerican upon written request to Keishi High at 1320 South University Drive, Suite 900, Fort Worth, Texas 76107.

Participants in the Solicitation

Southside, OmniAmerican and their respective directors and executive officers may be considered participants in the solicitation of proxies from Southside and OmniAmerican shareholders in connection with the proposed merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Southside and OmniAmerican shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus that will be filed with the SEC. You can find information about Southside’s directors and executive officers in Southside’s definitive proxy statement filed with the SEC on March 14, 2014 for its 2014 Annual Meeting of Shareholders, as amended. You can find information about OmniAmerican’s directors and executive officers in OmniAmerican’s definitive proxy statement filed with the SEC on April 16, 2014 for its 2014 Annual Meeting of Shareholders. Additional information about Southside’s directors and executive officers and OmniAmerican’s directors and executive officers will also be set forth in the above-referenced preliminary Registration Statement on Form S-4 to be filed with the SEC. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain, when available, free copies of these documents from Southside and OmniAmerican using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: April 29, 2014	By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release dated April 29, 2014
99.2*	Investor Presentation Materials

*Filed herewith.